UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2005

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2—FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition.

On November 3, 2005, the registrant issued a press release announcing its financial results for the quarter ended September 30, 2005, which was filed on November 3, 2005 as Exhibit 99.1 to the registrant’s Current Report on Form 8-K. In the original press release, the second bullet point under the heading “Third Quarter 2005 Highlights” stated the registrant’s third quarter REIT taxable income as follows: “REIT taxable income of $1.81 per share fully covered third quarter dividend of $1.65 per share.” The registrant is filing this Current Report on Form 8-K/A to correct that statement in the original press release and to furnish the revised press release as an exhibit hereto. The corrected language in the referenced bullet point states the registrant’s third quarter REIT taxable income as follows: “REIT taxable income of $2.49 per share fully covered third quarter dividend of $1.65 per share.” A copy of the revised press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and has also been posted on the registrant’s Web site at www.ncen.com. References to the registrant’s Web site in the press release do not incorporate by reference the information on the registrant’s Web site into this Current Report on Form 8-K and the registrant disclaims any such incorporation by reference.

The press release attached hereto as Exhibit 99.1 and the information contained therein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The press release shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 3, 2005, issued by New Century Financial Corporation announcing its financial results for the quarter ended September 30, 2005.

[Signature Page Follows.]

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

November 4, 2005	By:	/s/ Robert K. Cole
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 3, 2005, issued by New Century Financial Corporation announcing its financial results for the quarter ended September 30, 2005.